EXHIBIT 99.2

              FIFTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY

            FIFTH AMENDMENT AND CONSENT TO THE HOLDINGS GUARANTY (the "Amendment"), dated as of January 16, 2003, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :

            WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

            NOW, THEREFORE, it is agreed;

A.    Consent

            1. Notwithstanding anything to the contrary contained in the Holdings Guaranty or the Credit Agreement, Holdings may, or may permit any of its Wholly-Owned Subsidiaries to, convey, sell or otherwise dispose of its Investment in Florida Intracoastal Underwriters, Limited Company, for an amount equal to the fair market value thereof (as determined in good faith by the senior management of Holdings) but in any event no less than approximately $8,000,000, so long as the Net Available Proceeds (if any) from such conveyance, sale or disposition are applied in accordance with Section 4.02(i)(c) of the Credit Agreement.


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B.    Amendments

            1. Section 3.01 of the Holdings Guaranty is hereby amended by inserting the following new Clauses (q) and (r) at the end thereof:

            "(q) Intercompany Transfers. As soon as available and in any event within 21 days after the end of each fiscal month of Holdings, commencing with the fiscal month ending January 31, 2003, a schedule of all intercompany transfers consummated during such fiscal month.

            (r) Restructuring Fees. As soon as available and in any event within 21 days after the end of each fiscal month of Holdings, commencing with the fiscal month ending January 31, 2003, a schedule of all fees paid to the restructuring advisors and legal counsel retained by Holdings in connection with the restructuring and/or reorganization of Holdings and its Subsidiaries during such fiscal month."

            2. Section 3.24 of the Holdings Guaranty is hereby amended by (i) deleting the text "for the 2004 year of account or any subsequent year of account" appearing in clause (a) of said Section and (ii) deleting the text "for the 2004 or any subsequent year of account" appearing in clause (b) of said Section.

            3. Section 4.03(f) of the Holdings Guaranty is hereby amended to read in its entirety as follows:

            "(f) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security, (ii) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts performance and return-of-money bonds and other similar obligations (exclusive of the obligations of the payout of borrowed money) and (iii) to secure Reinsurance Agreements and Retrocession Agreements and other similar obligations in existence on the Fourth Amendment Effective Date, without giving effect to any extensions or renewals thereof, provided that
      (I) the aggregate amount of Liens incurred and deposits made at any time pursuant to clauses (i) and (ii) above shall not exceed $500,000 and (II) notwithstanding anything to contrary contained in the Holdings Guaranty or the Credit Agreement, Trenwick America Reinsurance Corporation ("TARCO") shall be permitted to incur Liens pursuant to a reinsurance trust agreement entered into by TARCO in favor of National Union Fire Insurance Company of Pittsburgh, Pennsylvania, a subsidiary of American International Group, Inc., so long as the Liens incurred pursuant to such reinsurance trust agreement shall (a) not exceed approximately $25,000,000, (b) be expressly approved by the Connecticut Department of Insurance and (c) only secure reinsurance loss liabilities of TARCO incurred on or prior to the Fifth Amendment Effective Date."


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            4. Section 4.17(a) of the Holdings Guaranty is hereby amended by inserting the text "Notwithstanding anything to the contrary contained in this Agreement or the Credit Agreement (other than as set forth in clause (b) below)," immediately preceding the word "Holdings" appearing at the beginning of said Section.

            5. The definition of "Specified Expenditures" appearing in Schedule I to the Holdings Guaranty is hereby amended by (i) deleting the word "and" appearing immediately before clause (xiv) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clauses (xv) and (xvi) immediately after the end of clause (xiv) thereof:

            ", (xv) fees and expenses incurred for restructuring advisors and legal counsel retained by Holdings in connection with the restructuring and/or reorganization of Holdings and its Subsidiaries, and (xvi) fees and expenses incurred for reserve studies and actuarial services in connection with the evaluation of loss reserves of any applicable Subsidiary of Holdings".

            6. The definition of "Statutory Surplus" appearing in Schedule I to the Holdings Guaranty is hereby amended by deleting the text "line 27," appearing in said definition and inserting the text "the line captioned "Surplus As Regards Policyholders" appearing on" in lieu thereof.

            7. The definition of "Surplus" appearing in Schedule I to the Holdings Guaranty is hereby amended by deleting the text "line 32," appearing in said definition and inserting the text "the line captioned "Surplus As Regards Policyholders" appearing on" in lieu thereof.

            8. Schedule I to the Holdings Guaranty is hereby further amended by inserting the following defined terms in the appropriate alphabetical order:

            "Fifth Amendment" shall mean the Fifth Amendment to the Credit Agreement, dated as of January 16, 2003.

            "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

            "TARCO" shall have the meaning provided in Section 4.03(f) of the Holdings Guaranty.

C.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Fifth Amendment Effective Date (other than with respect to Holdings' failure


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to comply with Section 4.04(g) of the Holdings Guaranty), in each case after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

            3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower, the Account Party and the Required Banks have consented to the Fifth Amendment to the Credit Agreement, dated as of January 16, 2003.

            5. From and after the Fifth Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

                                      * * *


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            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                             TRENWICK GROUP LTD.


                                             By:    /s/ Alan L. Hunte
                                                -----------------------------
                                             Name:  Alan L. Hunte
                                             Title: Executive Vice President
                                                    & Chief Financial Officer


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                  [Bank Signature Pages Intentionally Omitted]